UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Single Country Funds
Brazil Equity
India Equity
Korea Equity

Goldman Sachs Single Country Funds

■	BRAZIL EQUITY

■	INDIA EQUITY

■	KOREA EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Portfolio Management Discussions and Performance Summaries	4

Schedule of Investments (In Liquidation)	25

Financial Statements (In Liquidation)	30

Financial Highlights (In Liquidation)	34

Notes to the Financial Statements	40

Report of the Independent Registered Public Accounting Firm	53

Other Information	54

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Brazil Equity Fund invests primarily in a portfolio of equity investments that are tied economically to Brazil or in issuers that participate in the markets of Brazil. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions. Foreign and emerging markets securities, including Brazilian securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to Brazil, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in Brazil. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs India Equity Fund invests primarily in a portfolio of equity investments that are tied economically to India or in issuers that participate in the markets of India, primarily by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Republic of Mauritius (the “Subsidiary”). The Subsidiary invests directly in equity investments in India or in issuers that substantially participate in the markets of India, and has the same investment objective and strategies as the Fund. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets securities, including Indian securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to India, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in India. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

By investing in the Subsidiary, the Fund will be exposed to the risks associated with the Subsidiary’s investments. The Fund invests through the Subsidiary to seek to obtain the benefits of favorable tax treatment of its investments pursuant to a treaty between India and the Republic of Mauritius. Any change in the provisions of the treaty or its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Korea Equity Fund invests primarily in a concentrated portfolio of equity investments that are tied economically to Korea or in issuers that participate in the markets of Korea. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets securities, including Korean securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to Korea, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in Korea. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

What Differentiates Goldman Sachs’ Single Country Funds Investment Process?

Goldman Sachs’ Single Country Funds investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■

The Emerging Markets Equity research team, based in London, Shanghai, Hong Kong, Seoul, Singapore, Sao Paulo and Mumbai, focuses on companies with strong or improving business fundamentals, trading at attractive valuations

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Markets Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds’ portfolios

Emerging markets equity portfolios that strive to offer:

■	Access to Brazil, India and Korea equity markets

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

PORTFOLIO RESULTS

Goldman Sachs Brazil Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Brazil Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -11.89%, -12.45%, -11.47% and -11.48%, respectively. These returns compare to the -11.04% average annual total return of the Fund’s benchmark, the MSCI Brazil 10/40 Index (net, total return, unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced Brazil’s equity market as a whole during the Reporting Period?

A	In contrast to the prior fiscal year, when the primary factors impacting the Brazilian equity market were external macroeconomic ones, the main economic and market factors influencing Brazil’s equity market during this Reporting Period were domestic.

During the Reporting Period, the Brazilian central bank continued an acute monetary easing cycle, having cut its overnight rate from 12.50% to 7.25%. To many, it seemed the central bank took a risk by aggressively cutting rates without a clear perspective of the global economic recovery. However, its strategy proved correct, as the global recovery has been below expectations, and the Brazilian economy itself has also been significantly weaker than anticipated, primarily driven by contractions in industrial production.

The Brazilian central bank also strongly intervened in the foreign exchange market during the Reporting Period, seemingly in an effort to contain appreciation of the Brazilian real. The government stated it believes such a strategy will help make its domestic industry more competitive.

Also of note, the Brazilian government eliminated the IOF transactions tax on foreign purchases of Brazilian stocks and corporate bonds with maturities of more than four years in an effort to prevent global economic turmoil from derailing Brazil’s economic growth.

In our view, the number one pillar supporting prosperity within the Brazilian economy is the continuation of inflation targeting. Having said that, we believe there is room for the government to act anti-cyclically and to stimulate the economy when needed. The current Brazilian government seems to be rather tolerant of inflation, working within a band of 2.50% to 6.50% as opposed to purely aiming for the previously stated center target of 4.50%, but still it has shown no signs to date of complete abandonment of inflation targeting.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance, albeit modest, of the Index during the Reporting Period can be primarily attributed to allocation decisions. Detracting most was the Fund’s underweighted allocation to the strongly performing consumer staples sector. To a lesser degree, allocation decisions in the energy, financials and materials sectors also hampered relative results. Individual stock selection contributed positively to the Fund’s results during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in mining company Vale, over-the-counter market administration company CETIP and diversified banking institution Itau Unibanco Holding.

Vale is the second-largest mining company in the world, the largest producer of iron ore pellets and the second largest producer of nickel. Vale's share price declined during the Reporting Period, especially during the second half, due to the lower price of iron ore in China and to a decrease of sales to that market. We trimmed the Fund’s exposure to Vale at the end of the Reporting Period. However, the Fund’s then underweighted position actually further hampered results in September given a technical rebound in the price of iron ore, which helped modestly boost Vale’s stock price during those weeks.

PORTFOLIO RESULTS

CETIP is a company that operates the leading marketplace for private fixed income securities and over-the-counter (“OTC”) derivatives in Latin America. It also is the largest private securities chamber of Brazil’s financial market. Its stock price struggled along with the broad financials sector during the Reporting Period.

After merging with Unibanco, Itau Unibanco Holding became the largest universal bank in Brazil, with 14.3% of the system’s total assets and 11.6% of total deposits, as of the end of 2011. Itau Unibanco Holding’s stock price declined during the Reporting Period along with the broad financials sector in Brazil and as the bank released lower than expected results. For example, Itau Unibanco Holding reported recurring net income of $3.412 billion in the third quarter of 2012, down 13% over the same period last year and down 4.8% over the second quarter of 2012.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in packaging company Klabin, sugar and ethanol producer Cosan and education company Anhanguera Educacional Participacoes.

Klabin, the leading manufacturer of packaging paper and board in Brazil and the nation’s largest paper producer exporter and recycler, was the top contributor to the Fund’s performance during the Reporting Period. The company’s stock benefited during the Reporting Period from improvement in volumes and sales, which positively impacted its earnings. Its stock was further supported by weakness in the Brazilian real, as a significant share of the company’s revenues is tied to the U.S. dollar.

Cosan is one of the world’s largest producers of sugar and ethanol. During the Reporting Period, Cosan continued its transformation process begun in recent years. For example, after forming a joint venture with Shell during the Reporting Period for its sugar and ethanol business, the company announced the purchase of a 60% stake in Comgas from BG Group. Comgas is a gas distributor in the state of Sao Paulo, a business that has regulated return (9.5% real return at the end of the Reporting Period) and has provided a rather stable cash flow. With this acquisition, more than a third of Cosan's earnings before interest, taxes, depreciation and amortization (“EBITDA”) are expected to come from this business.

The Fund’s holding in Anhanguera Educacional Participacoes, Brazil’s largest post-secondary education company, was also one of the largest contributors to the Fund’s relative returns during the Reporting Period. During the first half of the Reporting Period, this company’s stock was one of the Fund’s biggest detractors. The turnaround in the stock’s performance took place as the company’s management adopted a new strategy of margin expansion focused on synergies from recent acquisitions, as well as greater transparency, which seemingly pleased the market.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets and thus all sector weightings are the result of fundamental stock selection.

The biggest detractors from the Fund’s relative results during the Reporting Period were the financials, consumer staples and information technology sectors. Underperformance in financials was driven primarily by poor stock selection. In consumer staples, having an underweighted exposure to this best performing sector in the Index during the Reporting Period hurt. Both stock selection and position in information technology hampered results.

The sectors that contributed most positively to the Fund’s performance relative to the Index were materials, energy and telecommunication services. Strong performance in materials and energy was driven by effective stock selection. The Fund had an underweighted allocation to telecommunication services, which was the third-worst performing sector in the Index during the Reporting Period, thereby boosting the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	While the Fund invested in forward foreign exchange contracts for the purpose of portfolio construction, no derivatives or similar instruments were invested in as a part of the Fund’s active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established Fund positions in Cosan and CCR during the Reporting Period.

PORTFOLIO RESULTS

We believe the relative stability of Cosan’s cash flow — from Comgas and from its downstream business — deserves a higher multiple when compared to the volatile cash flow from its purely-focused sugar and ethanol business from the past. (Downstream business is generally defined as a business that processes the output of other firms, which are at the previous level of material processing, into a finished or different product. Downstream businesses are, in general, more stable and have higher profit margins than the upstream — or raw material producing — industries.) Cosan, as mentioned above, was one of the best relative contributors to Fund results during the Reporting Period.

CCR is a holding company with interests in private interstate highway concessions in Brazil. We were attracted to the company’s somewhat inflation-protected business. Also, CCR offers a high dividend yield, and its performance is leveraged, in large part, to economic growth.

In addition to those sales already mentioned, we sold out of the Fund’s position in Ambev by the end of the Reporting Period. We expect that Ambev will continue to post double-digit EBITDA growth, driven by a combination of top-line growth and margin expansion. However, in our view, the company’s valuations have become stretched, and thus we eliminated the Fund’s position in its stock.

We eliminated the Fund’s position in shopping mall services provider BR Malls Participacoes because its stock reached our target valuation and because we believed there was an overhang going forward of the company having to raise capital.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s overweighted position in financials as a result of numbers released by Brazil’s banks and because of the Brazilian government's measures taken to reduce banking fees. We also reduced the Fund’s allocation to health care, as a result of regulators being stricter on merger and acquisition activity within the sector and several companies struggling to deliver results. We maintained the Fund’s overweighted exposures to materials and consumer discretionary, as we believe these sectors continue to offer attractive valuations and should be poised to benefit from the pick-up in economic activity we anticipate for 2013.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in materials, consumer discretionary, energy, industrials and financials. On the same date, the Fund had underweighted positions compared to the Index in the utilities and consumer staples sectors and had no weighting at all in the telecommunication services, information technology and health care sectors.

Q	What is the Fund’s tactical view and strategy going forward?

A	Despite the delicate scenario in Europe, we believe the world’s economy should see a recovery in 2013. In the U.S., the third round of quantitative easing implemented by the Federal Reserve Board, dubbed QE3, brought positive expectations for the market, despite consumer and equity market concerns regarding the potential after-effects of the November elections and the looming fiscal cliff. (The major components of the so-called fiscal cliff include tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) In our view, the U.S. economy and that of China are likely to pick up in 2013 and help drive better global economic growth.

In Brazil, despite its central bank’s significant reduction in overnight rates, its equity market has not rallied to date. We believe the main reason for the Brazilian equity market’s struggle is that 2012 earnings were revised down 20% with the economic slowdown and with an uncertain global environment. As we believe the global economic environment is stabilizing, though it may not be a driving force, and as we believe the Brazilian economy, especially industrial production, is due for a rebound given all the stimulus implemented by its government both via monetary policy and tax cuts, we remain constructive in our mid-term view for the Brazilian equity market.

On October 18, 2012, the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Fund. After careful consideration of a number of factors, the Board concluded that it was in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund was liquidated pursuant to a Board-approved plan of liquidation on November 30, 2012.

FUND BASICS

Brazil Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI Brazil 10/40 Index[2]
Class A	-11.89%	-11.04%
Class C	-12.45	-11.04
Institutional	-11.47	-11.04
Class IR	-11.48	-11.04

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI Brazil 10/40 Index (net, total return, unhedged, USD) offers a representation of the Brazilian market by targeting all companies with a market capitalization within the top 85% of the Brazilian investable equity universe, subject to a global minimum size requirement. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	-0.86%	-25.65%	4/29/11
Class C	3.24	-23.13	4/29/11
Institutional	5.42	-22.27	4/29/11
Class IR	5.27	-22.34	4/29/11

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.90%	19.75%
Class C	2.65	20.50
Institutional	1.50	19.35
Class IR	1.65	19.50

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Total Net Assets	Line of Business
Petroleo Brasileiro SA ADR	9.4%	Oil, Gas & Consumable Fuels
Cosan Ltd. Class A	5.6	Oil, Gas & Consumable Fuels
Banco Bradesco SA	5.6	Commercial Banks
Banco do Brasil SA	5.6	Commercial Banks
CCR SA	5.5	Transportation Infrastructure
BM&FBOVESPA SA	5.3	Diversified Financial Services
Klabin SA	4.6	Containers & Packaging
Fibria Celulose SA	4.2	Paper & Forest Products
Anhanguera Educacional Participacoes SA	4.2	Diversified Consumer Services
Vale SA ADR	4.0	Metals & Mining

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BRAZIL EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on April 29, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Brazil 10/40 Index (net, total return, unhedged, USD) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Brazil Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 29, 2011 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Since Inception
Class A (Commenced April 29, 2011)
Excluding sales charges	-11.89%	-22.51%
Including sales charges	-16.73%	-25.35%

Class C (Commenced April 29, 2011)
Excluding contingent deferred sales charges	-12.45%	-23.04%
Including contingent deferred sales charges	-13.32%	-23.04%

Institutional (Commenced April 29, 2011)	-11.47%	-22.13%

Class IR (Commenced April 29, 2011)	-11.48%	-22.21%

PORTFOLIO RESULTS

India Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs India Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 4.00%, 3.32%, 4.45% and 4.34%, respectively. These returns compare to the -5.08% average annual total return of the Fund’s benchmark, the MSCI India IMI Index (net, total return, unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced India’s equity market as a whole during the Reporting Period?

A	India’s equity market declined during the Reporting Period overall, largely driven by corruption scandals involving government officials that made headlines during the fourth quarter of 2011 and by concerns over slowing domestic growth during the second quarter of 2012. During the second quarter of 2012, India’s central bank cut interest rates for the first time in three years in an effort to stem slowing domestic growth, but it was not enough to offset concerns over the domestic economy. India reported first quarter 2012 growth of 5.3% year over year, the slowest rate in almost eight years. The Gross Domestic Product (“GDP”) figure improved to 5.5% in the second quarter of 2012, but consumer demand continued to weaken. In addition, Standard & Poor’s revised its outlook for India from stable to negative due to the nation’s high and growing fiscal deficit. At the end of July 2012, massive power outages affecting approximately 300 million people highlighted India’s infrastructure challenges and hurt manufacturing and business activity. India’s equity market ended the Reporting Period with a bit of a rebound on some positive news. More specifically, investors welcomed the Indian government’s long-awaited decision in September to make it easier for foreign competitors to do business in India.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in pharmaceuticals company Wockhardt, commercial bank HDFC Bank and information technology services firm Infosys.

During the Reporting Period, balance sheet strength of Wockhardt considerably improved, as the company settled its liabilities related to currency derivatives and reduced leverage due to strong cash flows from its core business and the sale of its nutrition business. As market concerns about the company’s balance sheet receded, the focus shifted to its operations, which continued to be strong. Wockhardt’s operations were driven in part by its presence in the niche formulations segment of the U.S. pharmaceuticals market. Its domestic formulations business also showed good traction. (Formulations, in the pharmaceuticals industry, are the processes in which different chemical substances, including the active drug, are combined to produce a final medicinal product.)

HDFC Bank performed well during the Reporting Period, as it reported healthy earnings growth driven by above-market loan growth, maintaining net interest margins in the range of 4.0% to 4.2% and what many considered comfortable asset quality with net non-performing loans of only 20 basis points. (A basis point is 1/100th of a percentage point.) As the bank continued to deliver “best in class” profitability without taking undue risks, its premium valuation was sustained and the stock performed well.

Infosys was a major contributor to the Fund’s results because its share price declined significantly, and the Fund had underweighted the stock. During the Reporting Period, Infosys grew at a slower pace than many of its peers in the information technology services industry. Slower growth was a result of difficult external conditions as well as internal challenges, as the company has been going through a transition phase in the implementation of its strategy of enhanced focus on consulting and products. These challenges, coupled with some changes in its senior management team, created greater uncertainty about the company’s earnings outlook, and thus the stock lagged the Index. The Fund had completely eliminated the Fund’s position in Infosys by the end of the Reporting Period.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from the Fund’s performance during the Reporting Period were Hindustan Unilever and ITC, although it must be noted that the Fund did not hold either of these stocks during the Reporting Period. Since each company’s stock performed quite strongly, the absence of them in the Fund’s portfolio hurt the Fund’s results relative to the Index.

Of those stocks held in the Fund during the Reporting Period, those that detracted most from the Fund’s results relative to the Index were positions in State Bank of India, Housing Development Finance and Hero MotoCorp.

State Bank of India, the largest bank in India, outperformed the Index in spite of reporting a significant increase in its gross and net non-performing assets, as its liability franchise remained robust and its valuations remained what many considered reasonable. Given the stock’s strong performance, the Fund’s underweighted position in State Bank of India and a poorly-timed entry point into the stock detracted. The Fund had completely eliminated its position in State Bank of India by the end of the Reporting Period.

Housing Development Finance, the largest stand-alone mortgage lender in India, reported 20%+ loan growth, stable net interest margins and what the market considered to be comfortable asset quality in spite of a tough economic environment during the Reporting Period. The easing liquidity situation in the Indian banking system during the second half of the Reporting Period led to lower rates in money and bond markets, which helped wholesale borrowers like Housing Development Finance. In addition, successful conversion of warrants into equity shares of 40 billion Indian rupees led to strong performance of the lender’s stock. Given the stock’s strong performance, the Fund’s underweighted position in Housing Development Finance detracted. The Fund had completely eliminated its position in Housing Development Finance by the end of the Reporting Period.

Hero MotoCorp underperformed the Index during the Reporting Period. The automobile manufacturer has been realigning its production to manage dealer inventory due to a slowdown in retail sales. Therefore, monthly reported sales numbers were subdued, and the stock, in turn, lagged.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were financials, materials and consumer discretionary, each due primarily to strong stock selection. Having an overweighted allocation to consumer discretionary also boosted results, as the sector significantly outpaced the Index during the Reporting Period.

The only two sectors to detract from the Fund’s relative results during the Reporting Period were consumer staples and utilities, each due primarily to poor stock selection. Having an underweighted position in consumer staples, which was the best performing sector in the Index during the Reporting Period, also detracted from the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position during the Reporting Period in textile company Bombay Dyeing & Manufacturing, which owns a large land parcel in the Central Mumbai area of the nation. We believe its current market capitalization does not reflect what we believe to be the great underlying value of the land assets of the company. As the company started developing the land parcel and aggressively marketing it, we added further to the Fund’s position.

We added to the Fund’s position in ICICI Bank as we believed its valuations had turned quite attractive, especially considering its high capitalization and improving liability franchise. We also drew comfort from what we viewed as improving fundamentals of the financials sector and believed that asset quality risks were being overdone.

In addition to those sales already mentioned, we eliminated the Fund’s position in Indraprastha Gas, a company involved in gas supply to the domestic and commercial sectors. We sold out of the Fund’s position on the back of reports about a potential cap on compressed natural gas marketing margins earned by gas utilities, including Indraprastha Gas, which, in turn, led to greater uncertainty about the company’s earnings growth trajectory going forward.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect. That said, the Fund’s exposure relative to the Index in financials, consumer discretionary and materials increased, and its allocations relative to the Index to information technology, energy and utilities decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in consumer discretionary, financials and materials. On the same date, the Fund had underweighted positions compared to the Index in the consumer staples, information technology, industrials and health care sectors and had no position at all in the energy, utilities and telecommunication services sectors.

Q	What is the Fund’s tactical view and strategy going forward?

A	At the end of the Reporting Period, we maintained a positive outlook on India equities. India remains one of the fastest growing economies in the world, driven by favorable demographics, rapidly rising incomes and consumption, and significant spending on transformational infrastructure. In addition, Indian companies overall remained healthy, with high levels of profitability, amongst the highest returns on capital in the world and low levels of leverage.

As we expect to continue to be faced with an uncertain global economic environment, we believe the Indian economy could prove resilient amidst such conditions for several key reasons. First, India’s economic growth comes primarily from domestic consumption and investment to modernize infrastructure. As a result, the Indian economy is relatively more insulated from global turmoil. Second, the outlook for weak global GDP growth prevalent at the end of the Reporting Period reduced pressure on commodity prices and could continue to ease inflationary pressures over the next few months. Third, recent initiatives taken by India’s government, such as raising petroleum product prices, allowing foreign direct investment in multi-brand retail, increasing foreign direct investment limits in the insurance sector and fast-tracking clearance for large infrastructure projects have improved, we believe, broad investor sentiment and are likely to aid economic recovery going forward.

Importantly, valuations of the Indian equity market were below long-term average valuations at the end of the Reporting Period, providing, in our view, an attractive entry point for many. That said, disorderly efforts to resolve sovereign default crises in Europe, spikes in commodity prices and a lack of policymaking initiatives by the government of India remain risks to the Indian equity market.

On October 18, 2012, the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Fund. After careful consideration of a number of factors, the Board concluded that it was in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund was liquidated pursuant to a Board-approved plan of liquidation on November 30, 2012.

FUND BASICS

India Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI India IMI Index[2]
Class A	4.00%	-5.08%
Class C	3.32	-5.08
Institutional	4.45	-5.08
Class IR	4.34	-5.08

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI India IMI Index (net, total return, unhedged, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of India. The IMI (Investable Market Indices) include large, mid cap, small cap and micro cap segments and provide exhaustive coverage of these segments. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	6.19%	-10.21%	6/30/11
Class C	10.54	-6.74	6/30/11
Institutional	12.96	-5.61	6/30/11
Class IR	12.72	-5.77	6/30/11

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.90%	28.76%
Class C	2.65	29.51
Institutional	1.50	28.36
Class IR	1.65	28.51

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Total Net Assets	Line of Business
HDFC Bank Ltd.	8.1%	Commercial Banks
ICICI Bank Ltd.	4.6	Commercial Banks
Tata Consultancy Services Ltd.	4.4	IT Services
IndusInd Bank Ltd.	3.9	Commercial Banks
Yes Bank Ltd.	3.1	Commercial Banks
Grasim Industries Ltd.	2.9	Construction Materials
Cognizant Technology Solutions Corp. Class A	2.9	IT Services
Gujarat Mineral Development Corp. Ltd.	2.5	Metals & Mining
Bombay Dyeing & Manufacturing Co. Ltd.	2.4	Textiles, Apparel & Luxury Goods
Oracle Financial Services Software Ltd.	2.4	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INDIA EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on June 30, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI India IMI Index (net, total return, unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

India Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2011 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Since Inception
Class A (Commenced June 30, 2011)
Excluding sales charges	4.00%	-7.01%
Including sales charges	-1.73%	-10.84%

Class C (Commenced June 30, 2011)
Excluding contingent deferred sales charges	3.32%	-7.62%
Including contingent deferred sales charges	2.33%	-7.62%

Institutional (Commenced June 30, 2011)	4.45%	-6.56%

Class IR (Commenced June 30, 2011)	4.34%	-6.71%

PORTFOLIO RESULTS

Korea Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Korea Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -4.01%, -4.65%, -3.59% and -3.80%, respectively. These returns compare to the 1.77% average annual total return of the Fund’s benchmark, the Korea Composite Stock Price Index (unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced Korea’s equity market as a whole during the Reporting Period?

A	During the Reporting Period, South Korea’s equity market gained moderately amidst concerns regarding slowing global economic growth, deterioration in Europe’s sovereign debt crisis and uncertainty over the transfer of power in North Korea following the death of its leader Kim Jong Il. After retreating toward the end of 2011, South Korean equity market performance rebounded in the first quarter of 2012, reflecting a number of positive economic data points announced. These data points included 3.3% Gross Domestic Product (“GDP”) growth in the fourth quarter of 2011 along with strong export trends and increasing industrial production and manufacturers’ confidence. However, during the second quarter of 2012, softer economic data from China and the U.S., combined with a worsening of Europe’s sovereign debt crisis, renewed investor fears of a global economic slowdown, particularly hurting export-oriented markets, such as South Korea. Indeed, South Korea saw its exports decline from a year earlier for four consecutive months in 2012, including a 6.2% on the year plunge in August 2012, and reported a significant drop in imports during the third quarter of 2012 as well. Many analysts believed such data was a sign perhaps that weakness in global demand for South Korea’s exports was dampening domestic demand. In turn, the South Korean government announced a stimulus package, and the Bank of Korea, the nation’s central bank, cut its key interest rate by 25 basis points, the first easing in three years. (A basis point is 1/100th of a percentage point.) This monetary easing boosted South Korea’s equity market toward the end of the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in electronic equipment manufacturer Samsung Electronics, rubber manufacturer Kumho Petro Chemical and online game developer and distributor JCEntertainment.

Samsung Electronics detracted from the Fund’s results as it held an underweighted position in the strongly performing stock. Record high earnings expectations for the third quarter of 2012, mostly driven by its flagship smart phone, Galaxy S3, were a major tailwind for the stock. Samsung’s bullish guidance on another flagship model, Galaxy Note2, which was launched in late September 2012, was another positive driver. Indeed, throughout the Reporting Period, Samsung Electronics had great success with its Galaxy series, and its sales expectations for 2012 were increasing with global fanfare for the series. Despite semiconductor weakness, the top line of Samsung Electronics’ balance sheet was solid thanks to its mobile-related products, including mobile DRAMS (dynamic random access memory, a type of memory that stores each bit of data in a separate capacitor within an integrated circuit), smart phones and tablets.

Kumho Petro Chemical manufactures synthetic rubbers, synthetic resins and rubber chemicals. Its share price declined significantly due to a delayed recovery in tire demand in South Korea, China and developed countries. There were also accumulating inventory losses owing to a continuous decline in butadiene rubber prices.

PORTFOLIO RESULTS

JCEntertainment detracted from the Fund’s performance relative to the Index during the Reporting Period, as concerns of potential regulatory risk clouded share price performance. Specifically, the company faced the possibility of a Korean law being enacted that would limit the amount of time teenagers can spend on computer games in order to curtail teenager violence in schools. In our view, this potential risk is low, as we believe the proposed regulation is too difficult to implement in reality. Still, given the overhang on the stock, we sold the Fund’s position in JCEntertainment by the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in specialty pharmaceuticals companies Medy-Tox and Kolon Life Science and specialty chemicals company Wonik Materials.

Medy-Tox is a producer of medical material for plastic surgery centers in South Korea and Japan. Its main product is Meditoxin, which is similar to Botox. The South Korean cosmetic surgery market has been growing rapidly globally, and we expect Medy-Tox to be one of the greatest beneficiaries of this trend. The company’s stock also benefited from broad expectations that it would produce better than expected third quarter 2012 results due to solid market share gains in both domestic and overseas markets. Because Medy-Tox is not a component of the Index and posted triple-digit returns during the Reporting Period, it was a major contributor to the Fund’s relative results.

Similarly, Kolon Life Science is not a component of the Index and posted triple-digit returns, thus contributing positively to the Fund’s relative results. Kolon Life Science is involved in pharmaceutical ingredients, specialty chemicals, biotechnology and biological new drugs. Its stock surged during the Reporting Period, as its pharmaceutical business showed revenue growth of nearly 25% (compound annual growth rate) and operating profit growth of nearly 50% over the last three years. Its non-core businesses, such as chemical materials, were previously loss-making or breaking even, but turned around to generate positive operating profit margins during the Reporting Period.

Wonik Materials supplies high purity specialty gases. We bought into the stock via its initial public offering subscription during the Reporting Period but sold out of the position very soon afterwards as it had already reached our target price.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results were the information technology, industrials and financials sectors, each due primarily to poor stock selection.

The two sectors that contributed positively to the Fund’s performance relative to the Index were health care and consumer discretionary, each due primarily to effective stock selection. An overweighted position in health care, which significantly outpaced the Index during the Reporting Period, also added value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We added to the Fund’s position in media company KT Skylife during the Reporting Period, as its subscriber growth had been accelerating due to full migration in South Korea from analog to digital broadcasting. Also, we expect a significant upside for the company’s 2013 earnings.

We also added to the Fund’s position in Kumho Petro Chemical, mentioned earlier, on weakness. Kumho Petro Chemical’s major market is Chinese tire producers. An anti-dumping tariff that did not allow Chinese companies to export tires to the U.S., which we expected would be overturned, was lifted in September 2012. We believe this should be a significant driver for this stock, as Kumho Petro Chemical is, in our view, well positioned to benefit and should see orders increase. Also, we considered the company’s valuations to be attractive given the stock’s decline over recent months.

In addition to the sales already mentioned, we trimmed the Fund’s position in automobile manufacturer Kia Motors because of slowing momentum. Further, we believed the company’s third quarter 2012 earnings would miss expectations.

We sold the Fund’s position in oil refiner S-Oil. We noticed that lubricant spread prices were plummeting. In addition, we believed refining margins were at unsustainably high levels in spite of the weak economy.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect. That said, the Fund’s exposure relative to the Index in materials, financials and industrials increased, and its allocations relative to the Index to information technology, consumer discretionary and energy decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in consumer discretionary and health care. On the same date, the Fund had underweighted positions compared to the Index in the consumer staples, utilities, energy and telecommunication services sectors and rather neutral exposure relative to the Index in financials, industrials, materials and information technology.

Q	What is the Fund’s tactical view and strategy going forward?

A	At the end of the Reporting Period, it was our view that a bright macroeconomic outlook underpins growth prospects for South Korean companies and that catalysts are in place to drive strong returns in South Korean equities. More specifically, we believe the South Korean economy is poised to join the ranks of the wealthiest nations by 2050. Strong market share in exports to the rapidly growing BRIC (Brazil, Russia, India and China) and other emerging markets will continue to be a significant driver of growth, in our view. Also, many South Korean companies already are or are becoming global leaders. A number of companies have successfully transformed from low cost producers to global leaders through a combination of strategic marketing, increased research and development and an export advantage to the growth markets. At the end of October 2012, the South Korean equity market was offering strong corporate fundamentals at what we considered to be attractive valuations. We believe that strong balance sheets and improving profitability of South Korean companies was being valued below historical averages and regional peers.

All that said, in the coming months, we believe there may be short-term headwinds given global macroeconomic events that may hinder the recovery of developed economies. South Korea is, after all, relatively dependent on and more leveraged to the global economy than most peers in the region. However, with the South Korean equity market trading at what we consider to be attractive valuations, we believe it remains compelling for longer-term investors who have been looking for an opportunity to gain or increase exposure to this market. We maintain a particularly constructive view on domestic-oriented consumer names that may benefit from strength in the South Korean won, solid wage growth and structural changes supporting product and service upgrades by consumers.

On October 18, 2012, the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Fund. After careful consideration of a number of factors, the Board concluded that it was in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund was liquidated pursuant to a Board-approved plan of liquidation on November 30, 2012.

FUND BASICS

Korea Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	Korea Composite Stock Price index[2]
Class A	-4.01%	1.77%
Class C	-4.65	1.77
Institutional	-3.59	1.77
Class IR	-3.80	1.77

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Korea Composite Stock Price Index (unhedged, USD) (KOSPI) is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The KOSPI is a price-only index (i.e., its return does not take into account the dividends paid by its constituents). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	6.60%	-6.95%	5/31/11
Class C	10.93	-3.71	5/31/11
Institutional	13.31	-2.57	5/31/11
Class IR	12.95	-2.80	5/31/11

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.90%	25.48%
Class C	2.65	26.23
Institutional	1.50	25.08
Class IR	1.65	25.23

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Total Net Assets	Line of Business
Samsung Electronics Co. Ltd.	13.0%	Semiconductors & Semiconductor Equipment
KT Skylife Co. Ltd.	5.0	Media
Korea Kumho Petrochemical Co. Ltd.	4.3	Chemicals
Hyundai Motor Co.	4.2	Automobiles
Samsung Fire & Marine Insurance Co. Ltd.	4.0	Insurance
NHN Corp.	3.1	Internet Software & Services
Korean Air Lines Co. Ltd.	2.6	Airlines
Hynix Semiconductor, Inc.	2.5	Semiconductors & Semiconductor Equipment
LG Display Co. Ltd.	2.4	Electronic Equipment, Instruments & Components
TK Corp.	2.3	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS KOREA EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on May 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Korea Composite Stock Price Index (unhedged, USD) (“KOSPI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Korea Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 31, 2011 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Since Inception
Class A (Commenced May 31, 2011)
Excluding sales charges	-4.01%	-5.44%
Including sales charges	-9.27%	-9.11%

Class C (Commenced May 31, 2011)
Excluding contingent deferred sales charges	-4.65%	-6.10%
Including contingent deferred sales charges	-5.60%	-6.10%

Institutional (Commenced May 31, 2011)	-3.59%	-5.08%

Class IR (Commenced May 31, 2011)	-3.80%	-5.23%

GOLDMAN SACHS BRAZIL EQUITY FUND

Schedule of Investments

(In Liquidation)

October 31, 2012

Shares	Description	Value

Common Stocks – 75.8%
Capital Markets – 3.8%
20,863	CETIP SA - Mercados Organizados	$240,366

Commercial Banks – 13.1%
13,493	Banco Bradesco SA ADR	211,300
32,863	Banco do Brasil SA	350,627
3,828	Banco Santander Brasil SA	26,292
16,137	Itau Unibanco Holding SA ADR	235,278

		823,497

Diversified Consumer Services – 4.2%
14,956	Anhanguera Educacional Participacoes SA	262,147

Diversified Financial Services – 5.3%
51,639	BM&FBOVESPA SA	330,522

Food Products – 5.2%
6,385	BRF - Brasil Foods SA	116,159
16,548	Sao Martinho SA	206,784

		322,943

Household Durables – 1.6%
10,845	Direcional Engenharia SA	64,929
20,046	PDG Realty SA Empreendimentos e Participacoes	33,755

		98,684

Machinery – 3.7%
18,900	Iochpe-Maxion SA	231,708

Metals & Mining – 6.6%
18,031	Gerdau SA ADR	158,493
13,828	Vale SA ADR	253,329

		411,822

Multiline Retail – 3.9%
44,324	Magazine Luiza SA	246,820

Oil, Gas & Consumable Fuels – 16.0%
21,616	Cosan Ltd. Class A	354,719
27,740	Petroleo Brasileiro SA ADR	588,365
3,036	Ultrapar Participacoes SA	63,678

		1,006,762

Paper & Forest Products – 6.9%
24,008	Duratex SA	167,023
31,342	Fibria Celulose SA*	266,038

		433,061

Shares	Description	Value

Common Stocks – (continued)
Transportation Infrastructure – 5.5%
39,547	CCR SA	$347,756

TOTAL COMMON STOCKS
(Cost $4,598,337)		$4,756,088

Preferred Stocks – 24.2%
Beverages – 3.6%
5,457	Companhia de Bebidas das Americas ADR	$222,591

Chemicals – 2.3%
21,975	Braskem SA Class A	145,198

Commercial Banks – 7.4%
22,429	Banco Bradesco SA	353,378
26,023	Itausa - Investimentos Itau SA	114,032

		467,410

Containers & Packaging – 4.6%
49,506	Klabin SA	290,789

Electric Utilities – 1.1%
5,882	Companhia Energetica de Minas Gerais	70,374

Metals & Mining – 5.2%
16,560	Bradespar SA	244,602
7,218	Metalurgica Gerdau SA	80,885

		325,487

TOTAL PREFERRED STOCKS
(Cost $1,439,077)		$1,521,849

TOTAL INVESTMENTS – 100.0%
(Cost $6,037,414)		$6,277,937

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		339

NET ASSETS – 100.0%		$6,278,276

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INDIA EQUITY FUND

Consolidated Schedule of Investments

(In Liquidation)

October 31, 2012

Shares	Description	Value

Common Stocks – 85.9%
Auto Components – 3.6%
693	Bosch Ltd.	$114,513
34,110	Exide Industries Ltd.	89,553

		204,066

Automobiles – 4.0%
2,884	Hero Motocorp Ltd.	100,149
42,156	Tata Motors Ltd. Class A	122,135

		222,284

Beverages – 2.1%
5,328	United Spirits Ltd.	116,069

Chemicals – 1.2%
8,702	EID Parry India Ltd.	37,669
12,159	Rallis India Ltd.	31,911

		69,580

Commercial Banks – 24.5%
3,290	Bank of Baroda	44,215
6,941	Federal Bank Ltd.	62,463
38,647	HDFC Bank Ltd.	453,876
13,213	ICICI Bank Ltd.	257,141
3,200	ICICI Bank Ltd. ADR	125,600
31,342	IndusInd Bank Ltd.	217,867
4,267	ING Vysya Bank Ltd.	37,826
22,934	Yes Bank Ltd.	175,082

		1,374,070

Construction & Engineering – 0.3%
8,436	Voltas Ltd.	17,316

Construction Materials – 5.5%
14,018	Century Textiles & Industries Ltd.	100,464
2,521	Grasim Industries Ltd.	163,311
29,906	Orient Paper & Industries Ltd.	42,822

		306,597

Consumer Finance – 3.3%
84,757	Manappuram Finance Ltd.	58,081
10,419	Muthoot Finance Ltd.	35,774
6,358	Shriram City Union Finance Ltd.	92,257

		186,112

Diversified Financial Services – 1.7%
5,433	Crisil Ltd.	95,612

Food Products – 3.0%
394	Glaxo SmithKline Consumer Healthcare Ltd.	22,205
2,789	Kaveri Seed Co. Ltd.	56,869
7,371	McLeod Russel India Ltd.	41,479
5,940	Zydus Wellness Ltd.	48,260

		168,813

Common Stocks – (continued)
Hotels, Restaurants & Leisure* – 1.2%
2,774	Jubilant Foodworks Ltd.	$64,916

Household Durables – 2.2%
2,028	TTK Prestige Ltd.	120,480

IT Services – 7.6%
2,412	Cognizant Technology Solutions Corp. Class A*	160,760
1,527	eClerx Services Ltd.	19,367
10,105	Tata Consultancy Services Ltd.	246,672

		426,799

Life Sciences Tools & Services – 0.9%
2,298	Divi’s Laboratories Ltd.	51,271

Machinery – 4.0%
3,424	Nesco Ltd.	43,167
10,882	Thermax India Ltd.	118,307
17,386	Timken India Ltd.	62,163

		223,637

Media – 1.3%
4,960	D.B. Corp. Ltd.	19,257
8,371	Sun TV Network Ltd.	51,108

		70,365

Metals & Mining – 4.2%
35,421	Gujarat Mineral Development Corp. Ltd.	138,699
12,984	Tata Steel Ltd.	94,227

		232,926

Personal Products – 1.7%
13,077	Bajaj Corp. Ltd.	45,015
4,906	Emami Ltd.	52,261

		97,276

Pharmaceuticals – 2.8%
9,692	Shasun Pharmaceuticals Ltd.	26,659
4,680	Wockhardt Ltd.*	130,270

		156,929

Real Estate Management & Development – 3.7%
10,554	Phoenix Mills Ltd.	39,375
26,875	Prestige Estates Projects Ltd.	77,103
13,908	Sobha Developers Ltd.	92,504

		208,982

Software – 2.8%
4,237	NIIT Technologies Ltd.	23,119
2,505	Oracle Financial Services Software Ltd.*	134,951

		158,070

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 4.3%
64,870	Bombay Dyeing & Manufacturing Co. Ltd.	$135,179
22,172	Titan Industries Ltd.	106,494

		241,673

TOTAL COMMON STOCKS – 85.9%
(Cost $4,089,657)		$4,813,843

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.1%		787,151

NET ASSETS – 100.0%		$5,600,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Value	Unrealized Gain (Loss)
SGX S&P CNX Nifty Index	67	November 2012	$755,693	$(12,838)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS KOREA EQUITY FUND

Schedule of Investments

(In Liquidation)

October 31, 2012

Shares	Description	Value
Common Stocks – 97.4%
Air Freight & Logistics – 0.6%
62	Hyundai Glovis Co. Ltd.	$12,893

Airlines* – 2.6%
1,257	Korean Air Lines Co. Ltd.	56,361

Auto Components – 3.9%
245	Hankook Tire Worldwide Co. Ltd.*	10,334
138	Hyundai Mobis	35,072
200	Hyundai Wia Corp.	32,252
520	Motonic Corp.	5,880

		83,538

Automobiles – 5.5%
441	Hyundai Motor Co.	90,634
490	Kia Motors Corp.	27,165

		117,799

Biotechnology – 1.1%
24	Green Cross Corp.	3,475
280	Medy-Tox, Inc.	21,061

		24,536

Building Products – 2.2%
1,960	Sung Kwang Bend Co. Ltd.	47,378

Capital Markets – 2.2%
500	Korea Investment Holdings Co. Ltd.	17,092
544	Samsung Securities Co. Ltd.	24,336
630	Woori Investment & Securities Co. Ltd.	6,082

		47,510

Chemicals – 6.6%
83	Cheil Industries, Inc.	7,105
20	Honam Petrochemical Corp.	4,087
939	Kumho Petrochemical Co. Ltd.	92,126
116	LG Chem Ltd.	32,540
180	SKC Co. Ltd.	7,360

		143,218

Commercial Banks – 4.9%
290	Hana Financial Group, Inc.	8,437
1,100	KB Financial Group, Inc.	37,406
770	Shinhan Financial Group Co. Ltd.	26,428
3,430	Woori Finance Holdings Co. Ltd.	32,380

		104,651

Construction & Engineering – 1.5%
110	Daelim Industrial Co. Ltd.	7,645
230	Doosan Heavy Industries and Construction Co. Ltd.	9,840
240	Hyundai Engineering & Construction Co. Ltd.	14,439

		31,924

Diversified Telecommunication Services – 1.3%
4,350	LG Uplus Corp.	27,780

Common Stocks – (continued)
Electric Utilities* – 0.5%
440	Korea Electric Power Corp.	$11,413

Electrical Equipment – 0.6%
170	LS Corp.	13,882

Electronic Equipment, Instruments & Components – 4.5%
210	Interflex Co. Ltd.	11,962
1,710	LG Display Co. Ltd.*	50,748
1,008	Nanos Co. Ltd.*	11,137
90	Samsung SDI Co. Ltd.	11,283
469	Uju Electronics Co. Ltd.	10,873

		96,003

Food & Staples Retailing – 0.6%
306	CJ Freshway Corp.	12,015

Food Products – 2.5%
72	CJ CheilJedang Corp.	22,593
137	NongShim Co. Ltd.	32,359

		54,952

Gas Utilities – 0.2%
70	Korea Gas Corp.	4,911

Hotels, Restaurants & Leisure – 1.8%
920	Grand Korea Leisure Co. Ltd.	25,883
808	Paradise Co. Ltd.	13,508

		39,391

Household Durables – 1.6%
504	LG Electronics, Inc.	35,064

Industrial Conglomerates – 1.6%
461	Samsung Techwin Co. Ltd.	24,101
68	SK Holdings Co. Ltd.	9,465

		33,566

Insurance – 7.2%
250	Dongbu Insurance Co. Ltd.	11,329
900	Hyundai Marine & Fire Insurance Co. Ltd.	29,046
390	LIG Insurance Co. Ltd.	9,919
1,340	Meritz Fire & Marine Insurance Co. Ltd.	18,167
398	Samsung Fire & Marine Insurance Co. Ltd.	86,885

		155,346

Internet Software & Services – 3.1%
290	NHN Corp.	67,080

Machinery – 4.6%
1,220	Doosan Infracore Co. Ltd.*	17,978
100	Hyundai Heavy Industries Co. Ltd.	20,956
390	Samsung Heavy Industries Co. Ltd.	11,902
1,938	TK Corp.*	49,080

		99,916

Media – 7.8%
2,010	Cheil Worldwide, Inc.	38,715
450	CJ CGV Co. Ltd.	13,936

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS KOREA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
3,860	KT Skylife Co. Ltd.*	$107,426
648	Loen Entertainment, Inc.	8,641

		168,718

Metals & Mining – 3.3%
280	Hyundai Hysco Co. Ltd.	11,179
137	Hyundai Steel Co.	9,844
40	Korea Zinc Co. Ltd.	16,386
105	POSCO	33,007

		70,416

Multiline Retail – 0.6%
40	Lotte Shopping Co. Ltd.	12,367

Oil, Gas & Consumable Fuels – 1.9%
280	GS Holdings	17,587
155	SK Innovation Co. Ltd.	22,783

		40,370

Paper & Forest Products – 0.6%
1,470	Hansol Paper Co. Ltd.	12,343

Personal Products – 1.3%
334	Able C&C Co. Ltd.	27,802

Pharmaceuticals – 2.2%
65	Dong-A Pharmaceutical Co. Ltd.	6,743
185	Hanmi Pharm Co. Ltd.*	18,756
203	Kolon Life Science, Inc.	15,084
41	Yuhan Corp.	7,086

		47,669

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 16.2%
2,410	Hynix Semiconductor, Inc.*	$54,863
234	Samsung Electronics Co. Ltd.	280,809
676	Seoul Semiconductor Co. Ltd.	12,781

		348,453

Software – 1.0%
432	GOLFZON Co. Ltd.	21,735

Trading Companies & Distributors – 1.3%
520	Samsung C&T Corp.	28,245

TOTAL COMMON STOCKS
(Cost $1,867,186)		$2,099,245

Preferred Stock – 0.0%
Automobiles – 0.0%
10	Hyundai Motor Co.
(Cost $626)		$654

TOTAL INVESTMENTS – 97.4%
(Cost $1,867,812)		$2,099,899

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		56,475

NET ASSETS – 100.0%		$2,156,374

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statements of Assets and Liabilities

(In Liquidation)

October 31, 2012

	Brazil Equity Fund	India Equity Fund(a)	Korea Equity Fund
Assets:
Investments, at value (cost $6,037,414, $4,089,657 and $1,867,812)	$6,277,937	$4,813,843	$2,099,899
Cash	38,344	—	73,720
Foreign currencies, at value (cost $15,309, $754,267 and $65)	15,306	757,360	65
Receivables:
Reimbursement from investment adviser	—	142,218	24,962
Futures-variation margin(b)	—	33,500	—
Dividends and interest	22,770	5,672	—
Investments sold, at value	—	—	36,813
Total assets	6,354,357	5,752,593	2,235,459

Liabilities:
Due to custodian	—	224	—
Payables:
Amounts owed to affiliates	11,973	6,226	2,531
Futures-variation margin	—	8,442	—
Accrued expenses	64,108	136,707	76,554
Total liabilities	76,081	151,599	79,085

Net Assets:
Paid-in capital	7,386,306	5,145,140	2,428,482
Net investment loss	—	—	(27,119)
Accumulated net realized loss	(1,347,675)	(258,853)	(477,091)
Net unrealized gain	239,645	714,707	232,102
NET ASSETS	$6,278,276	$5,600,994	$2,156,374
Net Assets:
Class A	$29,295	$278,546	$10,224
Class C	28,862	46,985	9,139
Institutional	6,213,283	5,260,936	2,127,744
Class IR	6,836	14,527	9,267
Total Net Assets	$6,278,276	$5,600,994	$2,156,374
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,307	30,704	1,117
Class C	4,287	5,227	1,009
Institutional	906,767	576,292	231,130
Class IR	1,000	1,595	1,009
Net asset value, offering and redemption price per share:(c)
Class A	$6.80	$9.07	$9.15
Class C	6.73	8.99	9.06
Institutional	6.85	9.13	9.21
Class IR	6.84	9.11	9.18

(a)	Statement of Assets and Liabilities for the India Equity Fund is consolidated and includes the balances of Goldman Sachs Mauritius India Equity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Represents restricted cash for India Equity Fund relating to initial margin requirements and collateral on futures transactions.
(c)	Maximum public offering price per share for Class A shares of the Brazil Equity, India Equity and Korea Equity Funds is $7.20, $9.60 and $9.68, respectively. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statements of Operations

(In Liquidation)

For the Fiscal Year Ended October 31, 2012

	Brazil Equity Fund	India Equity Fund(a)	Korea Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $11,709, $2,390 and $5,633)	$178,155	$74,344	$28,269
Interest	2,149	4,350	4,505
Total investment income	180,304	78,694	32,774

Expenses:
Amortization of offering costs	124,493	189,170	106,811
Professional fees	67,912	157,717	74,271
Custody and accounting fees	66,822	79,532	147,408
Management fees	65,319	58,616	35,430
Registration fees	50,931	50,932	50,929
Printing and mailing costs	18,150	16,257	11,896
Trustee fees	14,916	16,334	14,908
Transfer Agent fees(b)	2,517	2,356	1,334
Distribution and Service fees(b)	368	493	119
Administrative fee	—	46,800	—
Other	8,893	33,704	8,973
Total expenses	420,321	651,911	452,079
Less — expense reimbursements	(330,544)	(571,016)	(403,523)
Net expenses	89,777	80,895	48,556
NET INVESTMENT INCOME (LOSS)	90,527	(2,201)	(15,782)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(869,481)	(188,672)	(306,973)
Futures contracts	—	26,122	—
Forward foreign currency exchange contracts	(36,663)	—	—
Foreign currency transactions	6,021	(54,120)	(18,472)
Net change in unrealized gain (loss) on:
Investments	437,552	939,852	233,372
Futures	—	(18,551)	—
Forward foreign currency exchange contracts	8,648	—	—
Foreign currency transactions	(12,956)	56	827
Net realized and unrealized gain (loss)	(466,879)	704,687	(91,246)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(376,352)	$702,486	$(107,028)

(a)	Statement of Operations for the India Equity Fund is consolidated and includes the balances of Goldman Sachs Mauritius India Equity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Class IR
Brazil Equity	$169	$199	$129	$38	$2,336	$14
India Equity	302	191	229	36	2,072	19
Korea Equity	27	92	20	18	1,276	20

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statements of Changes in Net Assets

(In Liquidation)

	Brazil Equity Fund
	For the Fiscal Year Ended October 31, 2012	For the Period Ended October 31, 2011(b)
From operations:
Net investment income (loss)	$90,527	$7,840
Net realized loss	(900,123)	(515,450)
Net change in unrealized gain (loss)	433,244	(193,599)
Net increase (decrease) in net assets resulting from operations	(376,352)	(701,209)

Distributions to shareholders:
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	—	—

From share transactions:
Proceeds from sales of shares	4,936,509	4,248,071
Reinvestment of distributions	—	—
Cost of shares redeemed	(1,172,704)	(656,039)
Net increase (decrease) in net assets resulting from share transactions	3,763,805	3,592,032
TOTAL INCREASE (DECREASE)	3,387,453	2,890,823

Net assets:
Beginning of period	2,890,823	—
End of period	$6,278,276	$2,890,823
Undistributed net investment income (loss)	$—	$7,507

(a)	Statement of Changes in Net Assets for the India Equity Fund is consolidated and includes the balances of Goldman Sachs Mauritius India Equity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 29, 2011.
(c)	Commenced operations on June 30, 2011.
(d)	Commenced operations on May 31, 2011.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

India Equity Fund(a)		Korea Equity Fund
For the Fiscal Year Ended October 31, 2012	For the Period Ended October 31, 2011(c)	For the Fiscal Year Ended October 31, 2012	For the Period Ended October 31, 2011(d)

$(2,201)	$2,123	$(15,782)	$(14,455)
(216,670)	(120,147)	(325,445)	(144,230)
921,357	(206,650)	234,199	(2,097)
702,486	(324,674)	(107,028)	(160,782)

—	—	(76)	—
—	—	(69)	—
—	—	(25,059)	—
—	—	(112)	—

—	—	(16)	—
—	—	(14)	—
—	—	(4,849)	—
—	—	(16)	—
—	—	(30,211)	—

2,488,494	4,304,299	25,010	3,822,581
—	—	30,211	—
(1,398,223)	(171,388)	(1,257,409)	(165,998)
1,090,271	4,132,911	(1,202,188)	3,656,583
1,792,757	3,808,237	(1,339,427)	3,495,801

3,808,237	—	3,495,801	—
$5,600,994	$3,808,237	$2,156,374	$3,495,801
$—	$—	$(27,119)	$—

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BRAZIL EQUITY FUND

Financial Highlights

(In Liquidation)

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2012 - A	$7.71	$0.13	$(1.04)	$(0.91)
2012 - C	7.68	0.02	(0.97)	(0.95)
2012 - Institutional	7.72	0.11	(0.98)	(0.87)
2012 - IR	7.72	0.11	(0.99)	(0.88)

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced April 29, 2011)	10.00	0.02	(2.31)	(2.29)
2011 - C (Commenced April 29, 2011)	10.00	(0.01)	(2.31)	(2.32)
2011 - Institutional (Commenced April 29, 2011)	10.00	0.03	(2.31)	(2.28)
2011 - IR (Commenced April 29, 2011)	10.00	0.03	(2.31)	(2.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRAZIL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$6.80	(11.89)%	$29	1.90%		8.79%		1.74%		169%
6.73	(12.45)	29	2.64		7.65		0.30		169
6.85	(11.47)	6,213	1.50		7.04		1.52		169
6.84	(11.48)	7	1.67		7.69		1.55		169

7.71	(22.80)	9	1.90	(d)	19.75	(d)	0.39	(d)	105
7.68	(23.10)	8	2.65	(d)	20.50	(d)	(0.34	)(d)	105
7.72	(22.60)	2,867	1.50	(d)	19.35	(d)	0.71	(d)	105
7.72	(22.70)	8	1.65	(d)	19.50	(d)	0.68	(d)	105

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INDIA EQUITY FUND

Financial Highlights

(In Liquidation)

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2012 - A	$8.69	$(0.04)	$0.42	$0.38
2012 - C	8.67	(0.10)	0.42	0.32
2012 - Institutional	8.71	— (d)	0.42	0.42
2012 - IR	8.70	(0.01)	0.42	0.41

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced June 30, 2011)	10.00	— (d)	(1.31)	(1.31)
2011 - C (Commenced June 30, 2011)	10.00	(0.03)	(1.30)	(1.33)
2011 - Institutional (Commenced June 30, 2011)	10.00	0.01	(1.30)	(1.29)
2011 - IR (Commenced June 30, 2011)	10.00	— (d)	(1.30)	(1.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	The ratio of total expenses to average net assets previously reported has been revised to adjust the accrual of certain expenses.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.07	4.00%	$279	1.90%		11.44%		(0.42)%		93%
8.99	3.32	47	2.65		12.02		(1.17)		93
9.13	4.45	5,261	1.50		12.24		(0.03)		93
9.11	4.34	15	1.65		11.85		(0.16)		93

8.69	(12.80)	9	1.90	(e)	30.10	(e)(f)	(0.12	)(e)	18
8.67	(13.00)	9	2.65	(e)	30.85	(e)(f)	(0.88	)(e)	18
8.71	(12.60)	3,782	1.50	(e)	29.70	(e)(f)	0.27	(e)	18
8.70	(12.70)	9	1.65	(e)	29.85	(e)(f)	0.16	(e)	18

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS KOREA EQUITY FUND

Financial Highlights

(In Liquidation)

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2012 - A	$9.61	$(0.08)	$(0.30)	$(0.38)	$(0.07)	$(0.01)	$(0.08)
2012 - C	9.58	(0.15)	(0.29)	(0.44)	(0.07)	(0.01)	(0.08)
2012 - Institutional	9.62	(0.05)	(0.28)	(0.33)	(0.07)	(0.01)	(0.08)
2012 - IR	9.62	(0.04)	(0.32)	(0.36)	(0.07)	(0.01)	(0.08)

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced May 31, 2011)	10.00	(0.07)	(0.32)	(0.39)	—	—	—
2011 - C (Commenced May 31, 2011)	10.00	(0.10)	(0.32)	(0.42)	—	—	—
2011 - Institutional (Commenced May 31, 2011)	10.00	(0.06)	(0.32)	(0.38)	—	—	—
2011 - IR (Commenced May 31, 2011)	10.00	(0.06)	(0.32)	(0.38)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS KOREA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.15	(4.01)%	$10	1.90%		14.29%		(0.87)%		188%
9.06	(4.65)	9	2.65		15.10		(1.59)		188
9.21	(3.59)	2,128	1.50		14.04		(0.49)		188
9.18	(3.80)	9	1.66		13.96		(0.38)		188

9.61	(3.80)	11	1.90	(d)	25.48	(d)	(1.82	)(d)	121
9.58	(4.10)	10	2.65	(d)	26.23	(d)	(2.57	)(d)	121
9.62	(3.70)	3,466	1.50	(d)	25.08	(d)	(1.43	)(d)	121
9.62	(3.70)	10	1.65	(d)	25.23	(d)	(1.57	)(d)	121

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
All Funds	A, C, Institutional and IR	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

On October 18, 2012, the Trust’s Board of Trustees approved a plan of liquidation for each Fund. In connection with the liquidation, each Fund will distribute its remaining net assets to shareholders at the time of liquidation.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds have adopted a liquidation basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value. Accordingly, the use of the liquidation basis of accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of the liquidation basis of accounting.

The financial statements have been prepared in accordance with GAAP and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for consolidation for the India Equity Fund — Goldman Sachs Mauritius India Equity Fund, Ltd. (the “Subsidiary”), organized in the Republic of Mauritius, was incorporated on March 21, 2011, and is currently a wholly-owned subsidiary of the India Equity Fund. The Subsidiary commenced operations on June 30, 2011. The Subsidiary was formed primarily to gain exposure to a wide selection of Indian companies. The Subsidiary is registered with and regulated by the Mauritius Financial Services Commission. The Subsidiary is advised by GSAMI, and has the same investment objective and strategies as the Fund. The Subsidiary has appointed Intercontinental Trust Limited (“the Main Administrator”) to act as Administrator to the Subsidiary. The administration function has been sub-delegated to State Street Bank (“the Administrator’s Agent”). All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2012, the Fund owned 100% of the outstanding shares of the Subsidiary and has elected to treat the Subsidiary as a disregarded entity for United States Federal income tax purposes.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering Costs — Offering costs paid in connection with the offering of shares of the Funds were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is the Brazil Equity and the Korea Equity Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, these Funds are not required to make any provisions for the payment of federal income tax.

The India Equity Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the fiscal year. As a personal holding company, this Fund may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

For each Fund, distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities which, are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short

GOLDMAN SACHS SINGLE COUNTRY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

BRAZIL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$4,978,679	$1,299,258		$—

INDIA EQUITY(c)

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
Other	$650,849	$4,162,994	(a)	$—

Derivative Type	Level 1	Level 2		Level 3
Liabilities(b)
Futures Contracts	$(12,838)	$—		$—

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

KOREA EQUITY(d)

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
Other	$28,558	$2,071,341	(a)	$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for certain international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized loss at fiscal year end.
(c)	Transfers into Level 2 from Level 1 in the amount of $118,307 due to fair value model prices not utilized.
(d)	Transfer into Level 1 from Level 2 in the amount of $107,426 due to fair value model prices utilized.

For further information regarding security characteristics, see Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2012. These instruments were used to meet the India Equity Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

India Equity Fund
Risk	Statement of Assets and Liabilities	Liability(a)
Equity	Unrealized loss on futures variation margin	$(12,838)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Brazil Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$(36,663)	$8,648	2

India Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) from futures contracts	$26,122	$(18,551)	30

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2012.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2012, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Fee Rate
Brazil Equity	1.10%	0.99%	0.94%	0.92%	0.90%	1.10%
India Equity	1.10	0.99	0.94	0.92	0.90	1.10
Korea Equity	1.10	0.99	0.94	0.92	0.90	1.10

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

Fund	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Brazil Equity	$500	$—	*
India Equity	1,300	—	*
Korea Equity	—	—

*	Amount is less than $100.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, and Class IR Shares; and 0.04% of the average daily net assets of Institutional Shares.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund (other than India Equity Fund) are 0.364%. The Other Expense limitation as an annual percentage rate of average daily net assets of India Equity Fund is 0.110%. However, GSAMI has agreed to limit the Subsidiary’s expenses to 0.254% of the Subsidiary’s average daily net assets resulting in a combined cap on the India Equity Fund’s Other Expense and “Acquired Fund Fees and Expenses” of 0.364%. These Other Expense reimbursements will remain in place through at least February 28, 2013, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the fiscal year ended October 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Other Expense Reimbursements
Brazil Equity	$331
India Equity	589
Korea Equity	404

As of October 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees		Transfer Agent Fees		Total
Brazil Equity	$12	$—	*	$—	*	$12
India Equity	6	—	*	—	*	6
Korea Equity	3	—	*	—	*	3

*	Amount is less than $500.

F.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2012, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

As of October 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately of 5% or more of outstanding Class A, C, Institutional and Class IR Shares of the following Funds:

Fund	Class A	Class C	Institutional	Class IR
Brazil Equity	23%	23%	22%	100%
India Equity	—	19	34	63
Korea Equity	90	100	86	100

GOLDMAN SACHS SINGLE COUNTRY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of October 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2012, the Funds did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Brazil Equity	$13,482,392	$9,738,350
India Equity	5,747,678	4,580,626
Korea Equity	5,940,583	7,229,389

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Brazil Equity	India Equity	Korea Equity

Distributions paid from:
Ordinary Income	$—	$—	$25,316
Total distributions	$—	$—	$25,316
Tax return of capital	—	—	4,895

There were no distributions paid by the Funds during the period ended October 31, 2011.

As of October 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

	Brazil Equity	India Equity	Korea Equity

Capital loss carryforwards:
Perpetual Short-term	$(985,609)	$(213,881)	$(307,578)
Perpetual Long-Term	(167,017)	(2,564)	(46,606)
Total capital loss carryforwards	$(1,152,626)	$(216,445)	$(354,184)
Timing differences (Late Year Ordinary Loss Deferrals)	$—	$—	$(27,119)
Unrealized gains — net	44,596	672,299	109,195
Total accumulated earnings (losses) — net	$(1,108,030)	$455,854	$(272,108)

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

7. TAX INFORMATION (continued)

As of October 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Brazil Equity	India Equity	Korea Equity

Tax Cost	$6,232,463	$4,132,065	$1,990,704
Gross unrealized gain	490,402	838,284	289,834
Gross unrealized loss	(444,928)	(156,506)	(180,639)
Net unrealized security gain	$45,474	$681,778	$109,195
Net unrealized gain (loss) on other investments	(878)	(9,479)	—
Net unrealized gain	$44,596	$672,299	$109,195

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, distributions pursuant to a plan of liquidation, certain non-deductible expenses and difference in the tax treatment of foreign currency transactions and passive foreign investment companies.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Brazil Equity	$88,890	$9,144	$(98,034)
India Equity	(56,321)	54,120	2,201
Korea Equity	$(24,766)	$36,103	$(11,337)

GSAMI has reviewed the Funds’ tax positions for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — The Brazil Equity, India Equity and Korea Equity Funds invest primarily in a portfolio of equity investments that are tied economically to Brazil, India and Korea, respectively, or in issuers that participate in the markets of these respective countries. The Funds’ investment exposure to these particular countries or regions will subject the Funds to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters, which may occur in a given country or region.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Brazil Equity, India Equity and Korea Equity Funds, respectively, are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment of the financial statements. The Funds were liquidated on November 30, 2012.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Brazil Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Period Ended October 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,481	$143,386	1,112	$11,022
Shares redeemed	(15,284)	(105,337)	(2)	(21)
	3,197	38,049	1,110	11,001
Class C Shares
Shares sold	3,919	26,793	1,002	10,017
Shares redeemed	(632)	(5,057)	(2)	(16)
	3,287	21,736	1,000	10,001
Institutional Shares
Shares sold	688,735	4,766,330	470,489	4,217,015
Shares redeemed	(153,513)	(1,062,310)	(98,944)	(655,985)
	535,222	3,704,020	371,545	3,561,030
Class IR Shares
Shares sold	—	—	1,002	10,017
Shares redeemed	—	—	(2)	(17)
	—	—	1,000	10,000
NET INCREASE	541,706	$3,763,805	374,655	$3,592,032

(a)	Commenced operations on April 29, 2011.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	India Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Period Ended October 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	42,874	$372,281	1,003	$10,033
Shares redeemed	(13,170)	(117,266)	(3)	(33)
	29,704	255,015	1,000	10,000
Class C Shares
Shares sold	4,798	41,658	1,003	10,027
Shares redeemed	(571)	(5,080)	(3)	(27)
	4,227	36,578	1,000	10,000
Institutional Shares
Shares sold	286,764	2,069,555	455,267	4,274,212
Shares redeemed	(144,928)	(1,275,877)	(20,811)	(171,301)
	141,836	793,678	434,456	4,102,911
Class IR Shares
Shares sold	595	5,000	1,003	10,027
Shares redeemed	—	—	(3)	(27)
	595	5,000	1,000	10,000
NET INCREASE	176,362	$1,090,271	437,456	$4,132,911

(a)	Commenced operations on June 30, 2011.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Korea Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Period Ended October 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	447	$4,005	1,109	$11,031
Reinvestment of distributions	11	92	—	—
Shares redeemed	(447)	(4,025)	(3)	(32)
	11	72	1,106	10,999
Class C Shares
Shares sold	—	—	1,003	10,025
Reinvestment of distributions	9	83	—	—
Shares redeemed	—	—	(3)	(26)
	9	83	1,000	9,999
Institutional Shares
Shares sold	1,768	16,005	379,582	3,791,515
Reinvestment of distributions	3,279	29,908	—	—
Shares redeemed	(134,024)	(1,248,044)	(19,475)	(165,930)
	(128,977)	(1,202,131)	360,107	3,625,585
Class IR Shares
Shares sold	540	5,000	1,001	10,010
Reinvestment of distributions	14	128	—	—
Shares redeemed	(545)	(5,340)	(1)	(10)
	9	(212)	1,000	10,000
NET INCREASE (DECREASE)	(128,948)	$(1,202,188)	363,213	$3,656,583

(a)	Commenced operations on May 31, 2011.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Single Country Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Brazil Equity Fund, Goldman Sachs India Equity Fund, and Goldman Sachs Korea Equity Fund (collectively the “Single Country Funds”), portfolios of Goldman Sachs Trust, at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs India Equity Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012, by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Trustees approved a plan of liquidation on October 18, 2012, and the Funds were liquidated on November 30, 2012. As a result, the Funds have changed their basis of accounting for the year-ended October 31, 2012 from the going-concern basis to the liquidation basis.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2012 (Unaudited)

As a shareholder of Class A, Class C, Institutional, or Class IR Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Brazil Equity Fund				India Equity Fund				Korea Equity Fund
Share Class	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 months ended 10/31/12*	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 months ended 10/31/12*	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 months ended 10/31/12*
Class A
Actual	$1,000.00	$944.40		$9.30	$1,000.00	$1,053.40		$9.83	$1,000.00	$950.20		$9.30
Hypothetical 5% return	1,000.00	1,015.58	+	9.64	1,000.00	1,015.57	+	9.65	1,000.00	1,015.60	+	9.61
Class C
Actual	1,000.00	942.60		12.92	1,000.00	1,050.20		13.63	1,000.00	947.70		13.05
Hypothetical 5% return	1,000.00	1,011.83	+	13.38	1,000.00	1,011.84	+	13.38	1,000.00	1,011.74	+	13.48
Institutional
Actual	1,000.00	947.40		7.35	1,000.00	1,056.70		7.78	1,000.00	952.40		7.39
Hypothetical 5% return	1,000.00	1,017.59	+	7.61	1,000.00	1,017.57	+	7.64	1,000.00	1,017.57	+	7.63
Class IR
Actual	1,000.00	947.40		8.27	1,000.00	1,055.60		8.61	1,000.00	951.30		8.18
Hypothetical 5% return	1,000.00	1,016.65	+	8.56	1,000.00	1,016.76	+	8.44	1,000.00	1,016.76	+	8.45

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR
Brazil Equity	1.90%	2.65%	1.50%	1.69%
India Equity	1.90	2.65	1.50	1.67
Korea Equity	1.90	2.67	1.51	1.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Brazil Equity, Goldman Sachs Korea Equity and Goldman Sachs India Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”) that commenced operations in 2011. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and
(ii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The Trustees reviewed each Fund’s performance relative to its performance benchmark. The Trustees also reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel related to the Funds. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Funds commenced operations in 2011 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a one-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Brazil Equity Fund	Korea Equity Fund	India Equity Fund
First $1 billion	1.10%	1.10%	1.10%
Next $1 billion	0.99	0.99	0.99
Next $3 billion	0.94	0.94	0.94
Next $3 billion	0.92	0.92	0.92
Over $8 billion	0.90	0.90	0.90

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio (which did not offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Single Country Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2012, the total amount of income received by the Korea Equity Fund from sources within foreign countries and possessions of the United States was $0.0010 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Korea Equity Fund was 3.28%. The total amount of taxes paid by the Korea Equity Fund to such countries was $0.0004 per share.

For the fiscal year ended October 31, 2012, 2.58% of the dividends paid from net investment company taxable income by Korea Equity Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.,  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88619.MF.MED.TMPL/12/2012

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012